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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  February 12, 1999



                 Courtyard by Marriott II Limited Partnership
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              (Exact Name of Registrant as Specified in Charter)


               Delaware                      0-16728            52-1533559
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     (State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
      Incorporation or Organization)         Number)         Identification No.)



               10400 Fernwood Road, Bethesda, MD             20817-1109
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          (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (301) 380-2070
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     Reference is made to the registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 14, 1999 (the "January Form 8-K").

     The events described in the January Form 8-K resulted in a "Change of Control" under the Indenture governing the 10 3/4% Series B Senior Secured Notes due 2008 (the "Notes") issued by the registrant and Courtyard II Finance Company, a Delaware corporation ("Courtyard Finance"). As a result, pursuant to the terms of the Indenture, Host Marriott, L.P., a Delaware limited partnership and an affiliate of the registrant and Courtyard Finance ("Host LP"), commenced a tender offer for the Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to February 18, 1999. The tender offer was commenced on January 14, 1999 and expired on February 12, 1999.

     No Notes were tendered to Host LP in connection with the tender offer.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COURTYARD BY MARRIOTT II
                                               LIMITED PARTNERSHIP

                                               By:  CBM TWO LLC,
                                                    its General Partner


Date:  February  19, 1999                      By:  /s/ Christopher G. Townsend
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                                                    Christopher G. Townsend
                                                    Executive Vice President

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